Vantage Health Announces Corporate Name Change to Vantage mHealthcare, Inc.

Company Amends State of Incorporation to Delaware

New York, NY – January 9, 2015 – Vantage mHealthcare, Inc. (OTCQB: VNTH) (“Vantage Health” or the “Company”) today announced that the corporate name has officially changed to Vantage mHealthcare, Inc. to better align the strategic direction of the Company within the growing and innovative mobile healthcare technology sector.

In addition to this name change, the Company has amended its Certificate of Incorporation such that it is now a Delaware corporation and it increased its authorized shares outstanding from 250,000,000 to 500,000,000 shares and reclassified such capital stock into 450,000,000 shares of common stock, par value $0.001, and 50,000,000 shares of preferred stock, par value $0.001. The Company has no immediate plans to use the additional shares.

The Company has also adopted Amended and Restated Bylaws which, along with the amended Certificate of Incorporation, contain customary public company provisions.

Vantage mHealthcare has officially moved its corporate headquarters to New York, New York, while continuing operational headquarters in Mountain View, CA.

About Vantage mHealthcare, Inc.

Vantage mHealthcare, Inc. - a mobile healthcare technology company - is developing personalized and point-of-care screening using Apps based upon chemical sensing residing within a Bluetooth device that works with any smartphone. With its foundations in advanced nanotechnology, the Company’s first product, the Vantage Health Sensor, which is in development, is the convergence of nano-electronics, bio-informatics, and wireless technology to create the next generation mobile health application. The first mobile App is expected to be for lung cancer screening with additional mobile healthcare Apps in the planning stages. The company has offices in New York City and Mountain View, California. For more information, please visit http://www.vantagehealthinc.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things, statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of Vantage Health’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, Vantage Health may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward-looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Annual Report on Form 10-K and other periodic and other filings Vantage Health files with the Securities and Exchange Commission and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and Vantage assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.